UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2011

CECO Environmental Corp.

(Exact Name of registrant as specified in its charter)

Delaware	000-07099	13-2566064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4625 Red Bank Road Cincinnati, OH		45227
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 513-458-2600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) The Board of Directors of CECO Environmental Corp. (“CECO”) on September 28, 2011 named Benton Cook, Corporate Controller, as interim Chief Financial Officer, while the CECO Board of Directors makes its final Chief Financial Officer selection. Mr. Cook, age 49, joined CECO in 2004 in the role of Project Manager – Sarbanes-Oxley and has served as CECO’s Corporate Controller since 2008, which position he will continue to hold.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2011	CECO Environmental Corp.

	By:	/s/ Jeffrey Lang
Jeffrey Lang
Chief Executive Officer and
Chief Operating Officer

3